UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: June 16, 2020

(Date of earliest event reported)

CHEE CORP.

(Exact name of registrant as specified in its charter)

Nevada (State of incorporation)	333-216868 (Commission File Number)	32-0509577 (IRS employer identification no.)
Shandong Province, Haiyang City, Environmental protection district, Building15# unit3, room302, 265100, China (Address of principal executive offices, including zip code)		(585) 524-1453 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01

Other Events

Due to the outbreak of coronavirus disease 2019 (“COVID-19”), CHEE CORP. (the “Company”) is filing this Current Report on Form 8-K to avail itself of an extension to file its Quarterly Report on Form 10-Q for the quarterly period ended April 30, 2020 (the “Quarterly Report”), originally due on June 15, 2020, relying on an order issued by the Securities and Exchange Commission (the “SEC”) on March 25, 2020 pursuant to Section 36 of the Securities Exchange Act of 1934, as amended (Release No. 34-88465) (the “Order”), regarding exemptions granted to certain public companies.

The Company’s operations and business have experienced disruption due to the unprecedented conditions surrounding COVID-19, which has spread throughout world. The Company’s business operations have been disrupted and the Company has been unable to timely prepare and review its unaudited condensed consolidated financial statements for the quarterly period ended April 30, 2020.

As such, the Company will be relying upon the 45-day grace period provided by the Order to delay filing of the Quarterly Report. The Company will file the Quarterly Report no later than July 30, 2020, 45 days after the original due date of the Quarterly Report.

Forward-Looking Statements

Forward looking statements in this document are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Except for historical information contained in this report, the matters discussed are forward-looking statements that involve risks and uncertainties, including but not limited to the spread of COVID-19 and governmental and industry response thereto. When used in this report, words such as “anticipates”, “believes”, “could”, “estimates”, “expects”, “may”, “plans”, “potential” and “intends” and similar expressions, as they relate to the Company or its management, identify forward-looking statements. Such forward-looking statements are based on the beliefs of the Company’s management, as well as assumptions made by and information currently available to the Company’s management. Among the factors that could cause actual results to differ materially are the following: the effect of business and economic conditions; the effect of the dramatic changes taking place in healthcare; the impact of competitive technology and products and their pricing; medical insurance reimbursement policies; unexpected manufacturing or supplier problems; unforeseen difficulties and delays in the conduct of product development programs; the actions of regulatory authorities and third-party payers in the United States and overseas; and the risk factors reported from time to time in the Company’s SEC reports. The Company undertakes no obligation to update forward-looking statements as a result of future events or developments.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHEE CORP.

Date: June 16, 2020

/s/ Zhang Shufang

Zhang Shufang

Chief Executive Officer, President, Treasurer,

Secretary and Director